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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated November 5, 1996, in the Registration Statement (Form S-1) and related Prospectus of Pilgrim's Pride Corporation for the registration of 7,200,589 shares of its common stock.

                                          /s/Ernst & Young LLP
                                          -------------------------------------
                                          Ernst & Young LLP

Dallas, Texas

July 18, 1997